UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 10, 2016
LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-12933 (Commission File Number)	94-2634797 (IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices, including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On August 10, 2016, Lam Research Corporation (“Lam”) and KLA-Tencor Corporation (“KLA-Tencor”) distributed a press release relating to expectations in respect of regulatory clearances in connection with their proposed merger.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Exhibit Description
99.1	Joint Press Release of Lam and KLA-Tencor dated August 10, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2016		LAM RESEARCH CORPORATION
	By:	/s/ Sarah A. O’Dowd
Sarah A. O’Dowd
Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Joint Press Release of Lam and KLA-Tencor dated August 10, 2016.